Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Darien Rowayton Bank 1001 Post Road Darien, Connecticut 06820

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Darien Rowayton Bank (the “Company”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of Laurel Road Prime Student Loan Trust 2017-B, Student Loan Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 30, 2017, representatives of the Company, provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business June 26, 2017, with respect to 2,220 student loan contracts (the “Statistical Loan File”).

At the instruction of the Company, we randomly selected 100 student loan contracts that were indicated as “closed” on the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (informational purposes only)

2. Loan type (fixed or adjustable)

3. Original loan balance

4. Original loan term

5. First disbursement date

6. Maturity date

7. Interest rate

8. Borrower city

9. Borrower state

10. Current loan balance

11. Last payment date*

12. Borrower degree program

13. School name

14. Graduation year

15. Original borrower FICO

16. Original co-borrower FICO (if applicable)

17. Gross annual income**

*	For Sample Loans that indicated a “last payment amount” greater than $0.00 on the Statistical Loan File.
**	For Sample Loans that were not identified as “DRB In-School MBA | Application” on the Statistical Loan File.

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Note”); Characteristics 5. through 11. to a data query, provided by the Company on July 13, 2017, from their servicing system (the “Servicing System Query”); Characteristics 12. through 14. to the Loan Application Summary, Education Verification Form or other related correspondence (collectively, the “Degree Verification Form”); Characteristics 15. and 16. to the “Credit Report;” and Characteristic 17. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 15., (i) if three original borrower FICO scores were observed on the Credit Report, we used the median score or (ii) if two borrower FICO scores were observed on the Credit Report, we used the lower score;

•	with respect to our comparison of Characteristic 16., (i) if three original co-borrower FICO scores were observed on the Credit Report, we used the median score or (ii) if two original co-borrower FICO scores were observed on the Credit Report, we used the lower score; and

•	with respect to our comparison of Characteristic 17., for those Sample Loans for which the “borrower income flag” set forth on the Statistical Loan File indicated “projected,” we were instructed by the Company to compare the gross annual income set forth on the Statistical Loan File to the lesser of (i) the gross annual income, as derived from the “Residency Income Projection Table” provided to us by representatives of the Company, based on the respective borrower’s “residency specialty” (as set forth on the Loan Application Summary) and (ii) $225,000. Further, differences of 5.0% or less of the gross annual income indicated on the Statistical Loan File are deemed to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 17, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 17, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in graduation year.

2	One difference in gross annual income.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 17, 2017 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	[REDACTED]	Graduation year	2007	2010
1	[REDACTED]	Graduation year	2017	2013
2	[REDACTED]	Gross annual income	$273,000.00	$195,000.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.